                                                                EXHIBIT 10.18.3

                                   FIRST AMENDMENT
                         TO SECOND RESTATED CREDIT AGREEMENT


    This First Amendment to Second Restated Credit Agreement (this "FIRST AMENDMENT"), dated as of May 23, 1997, is entered into among Cameron Ashley Building Products, Inc., a Georgia corporation, Wm. Cameron & Co., a Georgia corporation, Ashley Aluminum, Inc., a Georgia corporation, CABP, Inc., an Arizona corporation, Cameron Ashley Canada, Inc., a Canadian corporation, NationsBank of Texas, National Association, as Issuing Bank and Agent, ABN AMRO Bank, N.V., as Co-Agent, Canadian Imperial Bank of Commerce, as Canadian Issuing Bank and Canadian Agent, and each Lender.

                                      BACKGROUND

    Borrowers, Agent, Co-Agent, Issuing Bank, Canadian Agent, Canadian Issuing Bank and Lenders have entered into the Second Restated Credit Agreement dated as of January 29, 1997 (such agreement, together with all amendments and restatements thereof, the "CREDIT AGREEMENT"). Borrower has requested that Lenders, Agent, Issuing Bank, Co-Agent, Canadian Agent and Canadian Issuing Bank amend the Credit Agreement to, among other things, increase the aggregate amount of Investments which can be made in CA Canada.

                                      AGREEMENT

    NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, Borrower, Agent, Co-Agent, Issuing Bank, Canadian Agent, Canadian Issuing Bank, Lenders and Guarantors covenant and agree as follows:

1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined herein have the meaning given to them in the Credit Agreement.

2.  AMENDMENTS.  The Credit Agreement is amended as follows:

    (a) SECTION 5.07(h) is deleted and the following is substituted IN LIEU thereof:

              (h) Debt of each Subsidiary of Parent (other than CAFS) to Parent or to another Subsidiary of Parent

    (b) SECTION 5.09 is amended by deleting "and" immediately preceding "(h)" and substituting a comma IN LIEU thereof and by adding the following:

              , and (i) Investments permitted under SECTION 5.22.


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    (c)  SECTION 5.22 is deleted and the following is substituted IN LIEU thereof:

              5.22 INTERCOMPANY ADVANCES.  Neither Parent nor any
    Guarantor or CAFS shall make any loans, advances, extensions of credit to, or Investments in CA Canada such that the total amount outstanding of such loans, advances, extensions of credit or Investments at any one time shall be in excess of $16,000,000.

3. REPRESENTATIONS AND WARRANTIES. Borrowers and Guarantors, jointly and severally, represent and warrant to Agent, Issuing Bank, Co-Agent, Canadian Agent, Canadian Issuing Bank and each Lender that, as of the date hereof and after giving effect to the amendments in SECTION 2, the following are true and correct:

    (a) The representations and warranties contained in the Credit Agreement and each of the other Loan Papers are true and correct in all material respects on and as of the date hereof as though made on and as of such date (except as to representations and warranties which (i) refer to a specific date, (ii) have been modified by transactions permitted pursuant to the Credit Agreement or any other Loan Paper, or (iii) have been specifically waived in writing by Agent).

    (b) Each Borrower and each Guarantor has full power and authority to execute, deliver and perform this First Amendment, and this First Amendment, the Credit Agreement and each other Loan Paper, constitute the legal, valid and binding obligation of such Borrower and such Guarantor (with respect to Loan Papers to which it is a party), enforceable in accordance with their terms (subject as to enforcement of remedies to any applicable Debtor Relief Laws).

    (c) No authorization, approval, consent or other action by, notice to, or filing with, any Tribunal or other Person, is required for the execution, delivery or performance by either Borrower or any Guarantor of this First Amendment.

    (d) No Obligor has made a material misstatement of fact, or failed to disclose any fact necessary to make the facts disclosed not misleading, to Agent, Issuing Bank, Co-Agent, Canadian Agent, Canadian Issuing Bank or any Lender during the course of negotiation of this First Amendment.

4. CONDITIONS OF EFFECTIVENESS. This First Amendment shall be effective on the date Agent delivers to Borrower written notice that each of the following has occurred or exists ("AMENDMENT DATE"):

    (a) The effectiveness of this First Amendment shall not contravene any Law applicable to Agent, Issuing Bank, Co-Agent, Canadian Agent, Canadian Issuing Bank or any Lender.

    (b) No Material Adverse Change, as determined by Agent, shall have occurred and be continuing since January 29, 1997.

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    (c)  No Default or Event of Default shall exist.

    (d) Agent, Issuing Bank, Co-Agent, Canadian Agent, Canadian Issuing Bank, each Lender and each Obligor shall have executed and received counterparts of this First Amendment.

    (e) Agent shall have received, contemporaneously with Borrower's execution of this First Amendment, payment of all fees (including attorneys' fees incurred by Agent prior to execution of this First Amendment in the preparation, negotiation and execution of this First Amendment).

    (f) Agent shall have received, in form and substance satisfactory to Agent and its counsel, such other approvals, documents, certificates, and instruments as Agent shall require.

Agent, Issuing Bank, Co-Agent, Canadian Agent, Canadian Issuing Bank and each Lender may conclusively rely on the certificates delivered pursuant to SECTION
3.01 of the Credit Agreement until Agent receives notice in writing to the contrary.

5. RATIFICATION. Ashley, Cameron and CABP each (a) represents and warrants that it has received and reviewed this First Amendment and (b) ratifies and affirms its obligations under the Loan Papers, as amended by this First Amendment.

6.  REFERENCE TO THE CREDIT AGREEMENT.

    (a) On the Amendment Date, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

    (b) The Credit Agreement, as affected by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

    (c) THE CREDIT AGREEMENT, AS AFFECTED BY THE AMENDMENTS CONTAINED IN THIS FIRST AMENDMENT, TOGETHER WITH EACH OTHER LOAN PAPER, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

7. EXECUTION IN COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

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8.  GOVERNING LAW; BINDING EFFECT.  This First Amendment shall be governed by and construed in accordance with the laws of the State of Texas and be binding upon the parties hereto and their respective permitted successors and assigns.

9. HEADINGS. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute part of this First Amendment for any other purpose.

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               THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.
              ---------------------------------------------------------

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    IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of May 23, 1997.


PARENT:
                             CAMERON ASHLEY BUILDING PRODUCTS, INC.


                             By:
                                 -----------------------------------------------
                                 ------------------------, ---------------------
                                 (Print Name)              (Print Title)



CA CANADA:
                             CAMERON ASHLEY CANADA, INC.


                             By:
                                 -----------------------------------------------
                                 ------------------------, ---------------------
                                 (Print Name)              (Print Title)



GUARANTORS:
                             ASHLEY ALUMINUM, INC.


                             By:
                                 -----------------------------------------------
                                 ------------------------, ---------------------
                                 (Print Name)              (Print Title)


                             WM. CAMERON & CO.


                             By:
                                 -----------------------------------------------
                                 ------------------------, ---------------------
                                 (Print Name)              (Print Title)

                             CABP, INC.


                             By:
                                 -----------------------------------------------
                                 ------------------------, ---------------------
                                 (Print Name)              (Print Title)



AGENT:
                             NATIONSBANK OF TEXAS, NATIONAL ASSOCIATION


                             By:
                                 -----------------------------------------------
                                 Daniel M. Killian, Vice President



CANADIAN AGENT:
                             CANADIAN IMPERIAL BANK OF COMMERCE


                             By:
                                 -----------------------------------------------
                                 ------------------------, ---------------------
                                 (Print Name)              (Print Title)



CO-AGENT:
                             ABN AMRO BANK, N.V., Atlanta Agency


                             By:
                                 -----------------------------------------------
                                 ------------------------, ---------------------
                                 (Print Name)              (Print Title)


                             By:
                                 -----------------------------------------------
                                 ------------------------, ---------------------
                                 (Print Name)              (Print Title)

ISSUING BANK:
                             NATIONSBANK OF TEXAS, NATIONAL ASSOCIATION


                             By:
                                 -----------------------------------------------
                                 Daniel M. Killian, Vice President



CANADIAN ISSUING BANK:
                             CANADIAN IMPERIAL BANK OF COMMERCE


                             By:
                                 -----------------------------------------------
                                 ------------------------, ---------------------
                                 (Print Name)              (Print Title)



LENDERS:
                             NATIONSBANK OF TEXAS, NATIONAL ASSOCIATION


                             By:
                                 -----------------------------------------------
                                  Daniel M. Killian, Vice President


                             CANADIAN IMPERIAL BANK OF COMMERCE


                             By:
                                 -----------------------------------------------
                                 ------------------------, ---------------------
                                 (Print Name)              (Print Title)

                             ABN AMRO BANK, N.V., Atlanta Agency


                             By:
                                 -----------------------------------------------
                                 ------------------------, ---------------------
                                 (Print Name)              (Print Title)


                             By:
                                 -----------------------------------------------
                                 ------------------------, ---------------------
                                 (Print Name)              (Print Title)



                             WELLS FARGO BANK (TEXAS), N.A.


                             By:
                                 -----------------------------------------------
                                 ------------------------, ---------------------
                                 (Print Name)              (Print Title)



                             SUNTRUST BANK, ATLANTA


                             By:
                                 -----------------------------------------------
                                 ------------------------, ---------------------
                                 (Print Name)              (Print Title)


                             By:
                                 -----------------------------------------------
                                 ------------------------, ---------------------
                                 (Print Name)              (Print Title)